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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

                             MidSouth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

             Louisiana                  1-11826               72-1020809
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   (State or other jurisdiction      (Commission          (I.R.S. Employer
         of incorporation)           File Number)        Identification No.)

    102 Versailles Boulevard, Lafayette, Lousiana             70501
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    337-237-8343


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD FAIR DISCLOSURE

        On January 28, 2005, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding a one-time event that will have a positive impact on the Company's earnings for the first quarter of 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1       Press Release issued by MidSouth Bancorp, Inc., on January 28, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        MidSouth Bancorp, Inc.

Date   January 28, 2005
                                                        /s/ C. R. Cloutier
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                                                        C. R. Cloutier
                                                        President & CEO